                                                                    EXHIBIT 21.1

                       ANIXTER INTERNATIONAL SCHEDULE 21

                              LIST OF SUBSIDIARIES

                                                                                                    JURISDICTION
COMPANY NAME                                                                                      OF INCORPORATION
------------                                                                                      ----------------
Accu-Tech Corporation                                                                              Georgia
  Wallace Electronics, Inc.                                                                        Georgia
Anixter Inc.                                                                                       Delaware
  Anixter Cables y Manufacturas, S.A. de C.V.                                                      Mexico
  Anixter Canada Inc.                                                                              Canada
         WireXpress Ltd.                                                                           Canada
  Anixter Colombia S.A.                                                                            Colombia
  Anixter Costa Rica S.A.                                                                          Costa Rica
  Anixter de Mexico, S.A. de C.V.                                                                  Mexico
  Anixter Holdings, Inc.                                                                           Delaware
         Anixter Argentina S.A.                                                                    Argentina
  Anixter Korea Limited                                                                            Korea
  Anixter Venezuela Inc.                                                                           Delaware
  Anixter Financial Inc.                                                                           Delaware
         Anixter Chile S.A.                                                                        Chile
         Anixter Communications (Malaysia) Sdn Bhd                                                 Malaysia
         Anixter Europe Holdings B.V.                                                              Netherlands
           Anixter Austria GmbH                                                                    Austria
           Anixter Belgium N.V.                                                                    Belgium
           Anixter (CIS) L.L.C. (Russia)                                                           Russia
           Anixter Denmark A/S                                                                     Denmark
           Anixter Deutschland GmbH                                                                Germany
           Anixter Espana S.A.                                                                     Spain
           Anixter France S.A.                                                                     France
           Anixter Network Systems Greece, L.L.C.                                                  Greece
           Anixter Iletsim Sistemleri Pazarlama ve Ticaret A.S.                                    Turkey
           Anixter International N.V./S.A.                                                         Belgium
           Anixter Italia S.r.1.                                                                   Italy
           Anixter International Ltd.                                                              United Kingdom
             Anixter U.K. Ltd.                                                                     United Kingdom
           Anixter Logistics, Europe N.V.                                                          Belgium
           Anixter Nederland B.V.                                                                  Netherlands
           Anixter Norge A.S.                                                                      Norway
           Anixter Poland Sp.z.o.o.                                                                Poland
           Anixter Portugal S.A.                                                                   Portugal
           Anixter Switzerland S.A./A.G.                                                           Switzerland
           Anixter Sverige AB                                                                      Sweden
         Anixter Singapore Pte Ltd.                                                                Singapore
         Anixter Hong Kong Limited                                                                 Hong Kong
           NetworkAsia Systems Integration Limited                                                 Hong Kong
           Beijing NetworkAsia Communication Company Limited                                       Hong Kong
         Anixter Thailand Inc.                                                                     Delaware
  Anixter Australia Pty. Ltd.                                                                      Australia
  Anixter Puerto Rico, Inc.                                                                        Delaware
  Anixter do Brasil Ltda.                                                                          Brazil
  Anixter Philippines Inc.                                                                         Delaware
  WireXpress, Inc.                                                                                 Illinois
  Anixter-Real Estate Inc.                                                                         Illinois
  Anixter -- Frontier (JV)                                                                         New York
  Anixter -- Lincoln (JV)                                                                          Nebraska
  Anixter Information Systems Corporation                                                          Illinois
         Anixter (Barbados), Inc.                                                                  Barbados
B.E.L. Corporation                                                                                 Delaware
GL Holding of Delaware, Inc.                                                                       Delaware
  Itel Corporation                                                                                 California
    Itel Container Corporation International                                                       California
Itel Container Ventures Inc.                                                                       Delaware
Itel Rail Holdings Corporation                                                                     Delaware

  Fox River Valley Railroad Corporation                                                            Wisconsin
  Green Bay and Western Railroad Company                                                           Wisconsin
    Michigan & Western Railroad Company                                                            Michigan
  McCloud River Railroad Company                                                                   California
  Rex Railways, Inc.                                                                               New Jersey
  Rex Leasing, Inc.                                                                                New Jersey
  Signal Capital Corporation                                                                       Delaware
  Richdale, Ltd.                                                                                   Delaware
  Signal Capital Projects, Inc.                                                                    Delaware
    Signal Capital Norwalk, Inc.                                                                   Delaware
Railcar Services Corporation                                                                       Delaware
Seacoast Capital Corp.                                                                             Delaware
Seacoast Capital Corp. II                                                                          Delaware
  Seacoast Capital Partners L.P.                                                                   Delaware